(logo)

Scudder
Global High
Income Fund, Inc.

(Formerly, The Latin America Dollar
Income Fund, Inc.)

Semiannual Report
April 30, 1998

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High
Income Fund, Inc.
================================================================================
Investment objectives and policies

o seeking high current income as its primary objective and capital appreciation as its secondary objective through investment principally in global income securities

Investment characteristics

o a non-diversified closed-end investment company investing principally in a portfolio of global income securities and, to a limited extent, emerging country equity securities

o a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information
================================================================================
Executive offices

    Scudder Global High Income Fund, Inc.
    345 Park Avenue
    New York, NY 10154
    For Fund information:     1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

    For account information:  1-800-426-5523
    State Street Bank and Trust Company
    Investor Relations Department
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Willkie Farr & Gallagher

Independent Accountants

   Price Waterhouse LLP


New York Stock Exchange Symbol -- LBF


Contents
================================================================================
In Brief                                                   3
Letter to Shareholders                                     3
Investment Summary                                         6
Portfolio Summary                                          7
Investment Portfolio                                       8
Financial Statements                                      11
Financial Highlights                                      15
Notes to Financial Statements                             16
Report of Independent Accountants                         20
Dividend Reinvestment and
   Cash Purchase Plan                                     21
Investment Manager                                        23
Directors and Officers                            Back cover


Net Asset Value

The Fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)
   The New York Times
   Barron's
   The Financial Times (daily)

This report is sent to the shareholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Scudder Global High Income Fund, Inc.
In Brief
================================================================================
o Scudder Global High Income Fund posted a 22.23% total return based on market price for its most recent semiannual period ended April 30, 1998.

o Emerging markets weathered volatility during the fourth quarter of 1997, and then posted gains in the first quarter of 1998 as positive developments in Asia and fundamental improvements in other emerging economies resulted in a pickup in market sentiment and asset prices.

o The Fund continues to maintain a liquid, diversified portfolio -- with bonds issued in Latin America, Eastern Europe, Asia, and Africa -- that we believe is well positioned to benefit from improvements in economic fundamentals while earning a high level of current income.


Letter to Shareholders
================================================================================
Dear Shareholders,

Scudder Global High Income Fund posted a 22.23% total return based on market price for its most recent semiannual period ended April 30, 1998, as emerging markets shook off the effects of the Asian economic "flu" they had been experiencing for some months and gained positive momentum. During the six-month period, the Fund's share price on the New York Stock Exchange rose from $14.25 to $14.31 on April 30, 1998, which represented a 2.51% premium to the Fund's net asset value ("NAV").

The Fund closed the six-month period with a NAV of $13.96, up from $13.11 on October 31, 1997, representing a 11.25% total return based on NAV. Contributing to the Fund's return was $0.75 per share in income distributions. The unmanaged J.P. Morgan Emerging Markets Bond Index Plus returned 14.27% over the same time period. Since its inception on July 31, 1992, through April 30, 1998, the Fund's total return based on NAV was 135.45%, compared with the Index's return of 139.01%.

Beyond the Asian Currency Crisis

During the latter half of 1997 through the end of January 1998, emerging market bonds had two major hurdles to overcome -- the Asian currency crisis and falling commodity prices. The Asian currency crisis set a strong negative tone in the market. Concern grew for a time that some emerging countries outside Asia with significant current account deficits and overvalued currencies might have to devalue their currencies, as several Asian countries had been forced to do. Second, several emerging countries that rely heavily on healthy oil revenue to fund their fiscal expenditures were hurt by significant declines in oil prices. Starting with the latter part of January, volatility in the emerging markets subsided as the news from Asia -- with the notable exception of Indonesia -- seemed more and more encouraging. South Korea and Thailand managed to post current account surpluses while their currencies strengthened. Both countries, along with the Philippines, have initiated significant economic and financial reforms. At the same time, the outlook for commodities began to look somewhat brighter.

A Continuing Search for Value

Scudder Global High Income Fund's continuing strategy is to search for value among the vast array of investment opportunities offered in emerging countries. The Fund strongly benefited from its overweighting of Russia beginning in late January. The Fund used volatility created by concerns such as tax and budget issues, the dismissal of the Russian cabinet, and the replacement of the Prime Minister to add to positions as our fundamental investment opinion suggested

Scudder Global High Income Fund, Inc.
Letter to Shareholders
===============================================================================

that the risk premium being attached to Russian assets was higher than the outlook justified. In each case, however, investors' concerns subsided as the government announced additional expenditure cuts, a renewed emphasis on tax collection, and a newly appointed reform-oriented cabinet. These responses proved effective and the Fund's overweight exposure to Russia reaped the rewards during this six-month period.

The Fund also increased its position in Brazil during the period as improvement in the country's balance of payments and reductions in interest rates indicated a more positive economic trend. Brazil's trade deficit declined to a better-than-anticipated $214 million through an 18% increase in exports over the prior year, and the country is benefiting from robust demand from trading partners such as Argentina, the United States, and Europe.

Bulgaria has proved to be a standout performer for the Fund since we added a position there in November and increased it in April. Manageable public financing, currency stability, and a parliamentary majority by the ruling coalition continue to build a positive framework. The country's bonds also offer a very attractive yield, and are candidates for a credit upgrade.

In addition, the Fund initiated a dollar-denominated investment in South Korea during the period, participating in the first post-crisis debt issue, as that country continues its turnaround. We believe that this debt issue represents substantial value at the levels purchased. Korea's balance of payments had improved sharply as a result of a $21 billion debt restructuring, the IMF (International Monetary Fund)-led support package, and an improvement in the country's current account and foreign exchange reserves. The election of Kim Dae Jung -- who has committed to reform the domestic economy and to a greater opening to foreign investment -- had bolstered investor confidence and stabilized the won.

We reduced our position in Mexico during the period as concerns persist that rising inflation and a widening trade deficit there could have a negative effect on the peso. The wider-than-expected trade deficit reported in January reflected falling oil revenues as well as strong consumer spending. We also reduced our weighting in Venezuela as political uncertainty surrounding the 1998 elections heightened investor anxiety. In addition, Venezuela remains the largest net exporter of oil in Latin America. As oil prices continued to weaken, deterioration of its fiscal and external debts became a concern.

Year 2000 Issue

Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Outlook

We believe that yield spreads between emerging market bonds and Treasuries offer attractive relative value. Our view is based on the fact that, with the notable exception of Japan, the world's industrialized nations are enjoying lower inflation and strong growth. The possibilities for continued price appreciation

Scudder Global High Income Fund, Inc.
Letter to Shareholders
================================================================================

may be accompanied by short-term volatility as emerging countries continue to seek economic and political stability. Over the coming months, we will search for opportunities to provide high current income and long-term capital appreciation to our shareholders.

We are pleased that you are an investor in Scudder Global High Income Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President and
Chairman of the Board

SCUDDER GLOBAL HIGH INCOME FUND, INC.
INVESTMENT SUMMARY AS OF APRIL 30, 1998
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER   22.23%        --     11.25%          --       14.27%        --
ONE YEAR          24.21%    24.21%     11.20%      11.20%       14.86%    14.86%
THREE YEAR       106.12%    27.27%    121.81%      30.42%      113.82%    28.80%
FIVE YEAR        116.04%    16.66%    117.47%      16.81%      123.91%    17.48%
LIFE OF FUND*    122.56%    14.93%    135.45%      16.06%      139.01%    16.36%

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED APRIL 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                      1993*    1994     1995     1996     1997     1998
                     ---------------------------------------------------
NET ASSET VALUE...   $14.05   $13.21   $10.65   $13.26   $16.07   $13.96
INCOME DIVIDENDS..   $  .87   $ 1.53   $ 1.53   $ 1.50   $ 1.50   $ 1.50
CAPITAL GAINS
DISTRIBUTIONS.....   $  .08   $  .34   $  .15       --      .80   $ 2.12
TOTAL RETURN (a)..     8.27%    6.06%   -7.56%   40.65%   41.83%   11.20%

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses.
* The Fund commenced operations on July 31, 1992. On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American debt instruments. Since adopting its current investment policies, the cumulative return is 13.03%.

     PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

SCUDDER GLOBAL HIGH INCOME FUND, INC.
PORTFOLIO SUMMARY as of April 30, 1998
================================================================================
INVESTMENT ALLOCATION

Sovereign Bonds (1)                94%
Corporate Bonds                     6%
                                 -----
                                  100%
                                 -----
                                 -----
(1) Includes 59% investments in Brady Bonds.

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
================================================================================
INTEREST RATE SENSITIVITY

Fixed Rate Bonds                   60%
Floating Rate Bonds                40%
                                 -----
                                  100%
                                 -----
                                 -----

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
================================================================================
GEOGRAPHICAL

Brazil                             32%
Russia                             15%
Mexico                             14%
Bulgaria                           11%
Venezuela                           6%
Korea                               5%
Panama                              4%
Argentina                           3%
Morocco                             3%
Other                               7%
                                 -----
                                  100%
                                 -----
                                 -----

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Scudder Global High Income Fund, Inc.
Investment Portfolio as of April 30, 1998

=====================================================================================================================

                                                                                              Principal      Market
                                                                                            Amount ($)(d)   Value ($)
---------------------------------------------------------------------------------------------------------------------
BONDS -- 100.0%
ARGENTINA 3.2%
Argentine Republic, Bonos de Consolidacion de Deudas Previsionales Pre 2 (BOCON),
  Variable Interest Rate Bond, 5.688%, 4/1/01 .........................................        498,235        482,655
Argentine Republic, Floating Rate Bond, Series L, LIBOR plus .8125% (6.625%),
  3/31/05 (b) .........................................................................      1,425,000      1,309,219
Argentine Republic, Collateralized Par Bond, Series L, Step-up Coupon, 5.75%,
  3/31/23 (b) .........................................................................      4,750,000      3,618,930
                                                                                                           ----------
                                                                                                            5,410,804
                                                                                                           ----------

BRAZIL -- 32.1%
Companhia Paranaense de Energia, 9.75%, 5/2/05 (b) ....................................      3,125,000      3,136,719
Federative Republic of Brazil, Eligible Interest, Floating Rate Bond, LIBOR plus .8125%
  (6.625%), 4/15/06 (b) ...............................................................      2,182,500      1,949,256
Federative Republic of Brazil, 9.375%, 4/7/08 (c) .....................................      2,000,000      1,962,500
Federative Republic of Brazil, "New" Money Bond, Floating Rate Bond, LIBOR plus .875%
  (6.688%), 4/15/09 (c) ...............................................................     13,000,000     10,985,000
Federative Republic of Brazil, Debt Conversion Bond, Series L, LIBOR plus .875%,
  (6.688%), 4/15/12 (b) ...............................................................      2,500,000      1,982,825
Federative Republic of Brazil, C Bond, 5% with 3% Interest Capitalization, 4/15/14 (b)      21,463,969     17,788,265
Federative Republic of Brazil, Collateralized Discount Bond, Floating Rate Bond, LIBOR
  plus .8125% (6.625%), 4/15/24 (b) ...................................................      4,750,000      3,990,000
Federative Republic of Brazil, Global Bond, 10.125%, 5/15/27 ..........................      1,250,000      1,216,410
Ford Brazil Ltda, Series A, Tranche 1, 9.125%, 11/8/04 (b) ............................      1,250,000      1,243,750
Ford Brazil Ltda, 9.25%, 1/22/07 (b) ..................................................      1,250,000      1,237,500
Globo Comunicacoes e Participacoes, 144A, 10.625%, 12/5/08 ............................      3,500,000      3,570,000
Republic National Bank of New York, 9.65%, 5/1/03 .....................................      4,800,000      4,800,000
                                                                                                           ----------
                                                                                                           53,862,225
                                                                                                           ----------

BULGARIA -- 11.3%
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125% (6.563%), 7/28/11 (c) ..     16,750,000     13,190,625
Republic of Bulgaria, Floating Rate Interest Reduction, Step-up Coupon Collateralized
  Bond "A", 2.25%, 7/28/12 (c) ........................................................      8,500,000      5,684,375
                                                                                                           ----------
                                                                                                           18,875,000
                                                                                                           ----------

ECUADOR -- 0.5%
Republic of Ecuador, Collateralized Global Par Bond, Step-up Coupon, 3.5%, 2/28/25 (b)       1,500,000        817,500
                                                                                                           ----------

IVORY COAST -- 0.8%
Republic of the Ivory Coast, Floating Rate Interest Reduction Bond, Step-up Coupon,
  2%, 3/29/18 (c) .....................................................................      3,500,000      1,277,500
                                                                                                           ----------


    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio

=======================================================================================================================
                                                                                                Principal      Market
                                                                                              Amount ($)(d)   Value ($)
-----------------------------------------------------------------------------------------------------------------------
KOREA -- 5.2%
Republic of Korea, 8.75%, 4/15/03 (c) ...................................................      5,210,000      5,229,798
Republic of Korea, 8.875%, 4/15/08 (c) ..................................................      3,460,000      3,411,214
                                                                                                             ----------
                                                                                                              8,641,012
                                                                                                             ----------
MEXICO -- 14.2%
Petroleos Mexicanos S.A., 9.5%, 9/15/27 (b) .............................................      4,500,000      4,500,000
United Mexican States Global Bond, 11.375%, 9/15/16 (c) .................................      3,250,000      3,814,688
United Mexican States, Collateralized Par Bond (Detachable Oil Priced Indexed Value
  Recovery Rights), Series A, 6.25%, 12/31/19 (b) .......................................     11,250,000      9,506,250
United Mexican States, Collateralized Par Bond, (Detachable Oil Priced Indexed Value
  Recovery Rights), Series B, 6.25%, 12/31/19 (b) .......................................      7,000,000      5,915,000
                                                                                                             ----------
                                                                                                             23,735,938
                                                                                                             ----------
MOROCCO -- 3.3%
Kingdom of Morocco, Restructuring and Consolidation Agreement, Tranche A, Floating
  Rate Bond, LIBOR plus .8125% (6.656%), 1/1/09 (b) .....................................      5,900,000      5,251,000
SNAP Ltd., Kingdom of Morocco Repackaged Euro Note, Secured by Morocco Loan,
  Tranche A, 11.5%, 1/29/09 (b) .........................................................   DEM  458,334        276,889
                                                                                                             ----------
                                                                                                              5,527,889
                                                                                                             ----------
PANAMA -- 4.0%
Republic of Panama, Interest Reduction Bond, Step-up Coupon, 3.75%, 7/17/14 (b) .........      8,500,000      6,672,500
                                                                                                             ----------
PERU -- 2.3%
Republic of Peru, Floating Rate Interest Reduction Bond, 3.25%, 3/7/17 (b) ..............      2,350,000      1,457,000
Republic of Peru, Past Due Interest Bond, 4%, 3/7/17 ....................................      3,550,000      2,416,237
                                                                                                             ----------
                                                                                                              3,873,237
                                                                                                             ----------
PHILIPPINES -- 1.6%
ING Structured Note, interest at maturity linked to Philippine Treasury Bill and LIBOR,
  2/11/99 ...............................................................................      2,600,000      2,710,500
                                                                                                             ----------
RUSSIA-- 15.2%
City of Moscow, 9.5%, 5/31/00 (b) .......................................................      2,750,000      2,705,313
Russian Federation Principal Loans, 6.719%, 12/15/15 ....................................      1,500,000      1,080,945
Russian Federation Principal Loans, 6.719%, 12/15/20 ....................................     24,500,000     15,557,500
Russian Ministry of Finance, 10%, 6/26/07 (c) ...........................................      6,500,000      6,240,000
                                                                                                             ----------
                                                                                                             25,583,758
                                                                                                             ----------
VENEZUELA -- 6.3%
Republic of Venezuela, Collateralized Front Loaded Interest Floating Rate Reduction Bond,
  Series B, LIBOR plus .875% (6.625%), 3/31/07 (b) ......................................      1,928,583      1,726,082


    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Investment Portfolio

=======================================================================================================================
                                                                                               Principal      Market
                                                                                            Amount ($)(d)   Value ($)
-----------------------------------------------------------------------------------------------------------------------
Republic of Venezuela, Debt Conversion Bond, Floating Rate Bond, Series DL, LIBOR plus
  .875% (6.813%), 12/18/07 (b) .......................................................       5,476,185      4,914,876
Republic of Venezuela Global, 9.25%, 9/15/27 (b) .....................................       4,393,000      3,885,081
                                                                                                          -----------
                                                                                                           10,526,039
                                                                                                          -----------
TOTAL INVESTMENT PORTFOLIO-- 100.0% (Cost $164,383,435) (a) ..........................                    167,513,902
                                                                                                          ===========
-----------------------------------------------------------------------------------------------------------------------

(a) The cost of the investment portfolio for federal income tax purposes was $164,429,404. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $3,084,498. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,858,608 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $774,110.
(b) At April 30, 1998, these securities, in whole or in part, have been segregated to cover initial margin requirements on open futures contracts and as collateral for reverse repurchase agreements.
(c) At April 30, 1998 these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.
(d)  Principal amounts are stated in U.S. dollars unless otherwise noted.


     At April 30, 1998, open futures contracts purchased were as follows:


                                               Expiration                           Aggregate              Market
       Futures                                   Date          Contracts         Face Value ($)          Value ($)
       -------                                ----------------------------------------------------------------------
       U.S. Treasury Bond .................     June 1998         12                1,441,244            1,442,625
                                                                                                         ---------
      Total net unrealized appreciation on open futures contracts purchased .........................        1,381
                                                                                                         =========



      CURRENCY ABBREVIATIONS
      --------------------------------------------
      DEM      Deutsche Marks


    The accompanying notes are an integral part of the financial statements.

Scudder Global High Income Fund, Inc.
Financial Statements

==============================================================================================
----------------------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
  APRIL 30, 1998
----------------------------------------------------------------------------------------------

ASSETS

Investments, at market (identified cost $164,383,435) ....................     $ 167,513,902
Receivables:
Investments sold .........................................................        14,115,357
Interest .................................................................         2,942,652
Daily variation margin on open futures contracts .........................            18,375
Other assets .............................................................            12,590
                                                                               -------------
Total assets .............................................................       184,602,876

LIABILITIES

Payables:
Payable for reverse repurchase agreements ................................        39,587,800
Investments purchased ....................................................         7,838,312
Interest .................................................................           111,039
Dividends ................................................................           193,151
Due to custodian bank ....................................................           219,515
Accrued management fee ...................................................           135,819
Other payables and accrued expenses ......................................           311,675
                                                                               -------------
Total liabilities ........................................................        48,397,311
                                                                               -------------
Net assets, at market value ..............................................     $ 136,205,565
                                                                               =============
NET ASSETS

Net assets consist of:
Accumulated distributions in excess of net investment income .............        (1,593,584)
Net unrealized appreciation (depreciation) on:
Investments ..............................................................         3,130,467
Futures ..................................................................             1,381
Foreign currency related transactions ....................................                76
Accumulated net realized gain (loss) .....................................         1,655,940
Paid-in capital ..........................................................       133,011,285
                                                                               -------------
Net assets, at market value ..............................................     $ 136,205,565
                                                                               =============
NET ASSET VALUE per share ($136,205,565 B 9,759,063 shares of common stock     $       13.96
   outstanding, $.01 par value, 100,000,000 shares authorized) ...........     =============


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements

==============================================================================================
----------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998
----------------------------------------------------------------------------------------------

  INVESTMENT INCOME
 Interest ..............................................................     $  6,789,731
                                                                             ------------
  Expenses:
  Management fee .......................................................          770,083
  Directors' fees and expenses .........................................           34,669
  Custodian and accounting fees ........................................           97,099
  Auditing .............................................................           49,316
  Legal ................................................................            8,696
  Services to shareholders .............................................           18,574
  Interest .............................................................          124,743
  Other ................................................................            7,966
                                                                             ------------
                                                                                1,111,146
                                                                             ------------
  Net investment income ................................................        5,678,585
                                                                             ------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS

  Net realized gain (loss) from:
  Investments ..........................................................        2,308,487
  Foreign currency related transactions ................................         (242,740)
                                                                             ------------
                                                                                2,065,747
                                                                             ------------
  Net unrealized appreciation (depreciation) on:
  Investments ..........................................................        7,951,345
  Futures ..............................................................            1,381
  Foreign currency related transactions ................................           16,332
                                                                             ------------
                                                                                7,969,058
                                                                             ------------
  Net gain (loss) on investment transactions ...........................       10,034,805
                                                                             ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......     $ 15,713,390
                                                                             ============

    The accompanying notes are an integral part of the financial statements.
 ------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements

======================================================================================================

-------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS                                       SIX MONTHS
                                                                             ENDED         YEAR ENDED
                                                                           APRIL 30,       OCTOBER 31,
                                                                             1998             1997
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income .............................................     $   5,678,585      $  7,850,426
Net realized gain (loss) from investment transactions .............         2,065,747        13,592,824
Net unrealized appreciation (depreciation) on investment during the         7,969,058        (9,659,259)
   period .........................................................     -------------      ------------

Net increase (decrease) in net assets resulting from operations ...        15,713,390        11,783,991
                                                                        -------------      ------------
Distributions to shareholders from:
Net investment income .............................................        (7,303,331)       (9,170,408)
                                                                        -------------      ------------
Net realized gains from investments transactions ..................                --       (17,875,360)
                                                                        -------------      ------------
Fund share transactions:
Proceeds from shares issued in the acquisition of Scudder World
   Income Opportunities Fund ......................................        45,594,929                --
Reinvestment of distributions .....................................         1,478,733         1,235,015
                                                                        -------------      ------------
Net increase (decrease) in net assets from Fund share transactions         47,073,662         1,235,015
                                                                        -------------      ------------
INCREASE (DECREASE) IN NET ASSETS .................................        55,483,721       (14,026,762)

Net assets at beginning of period .................................        80,721,844        94,748,606
                                                                        -------------      ------------
NET ASSETS AT END OF PERIOD (including accumulated distributions in     $ 136,205,565      $ 80,721,844
   excess of net investment income of $1,593,584 and undistributed      =============      ============
   net investment income of $31,162, respectively)

OTHER INFORMATION

INCREASE IN FUND SHARES

Shares outstanding at beginning of period .........................         6,155,449         6,070,974
                                                                        -------------      ------------
Shares issued in the acquisition of Scudder World Income
   Opportunities Fund .............................................         3,496,614                --
Shares issued to shareholders in reinvestment of distributions ....           107,000            84,475
                                                                        -------------      ------------
Net increase (decrease) in Fund Shares ............................         3,603,614            84,475
                                                                        -------------      ------------
Shares outstanding at end of period ...............................         9,759,063         6,155,449
                                                                        =============      ============


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Statements

==============================================================================================

----------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1998
----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Investment income received .................................................     $   4,007,406
Payment of expenses ........................................................          (942,498)
Proceeds from sales and maturities of investments ..........................       164,831,015
Purchases of investments ...................................................      (201,032,338)
Net maturities of short-term investments ...................................        12,417,018
                                                                                 -------------
Cash used by operating activities ..........................................       (20,719,397)
                                                                                 -------------
CASH FLOWS FROM FINANCING ACTIVITIES:

Net increase in reverse repurchase agreements ..............................        39,587,800
Cash provided from borrowings ..............................................          (219,515)
Distributions paid (net of reinvestment of dividends) ......................       (18,650,028)
                                                                                 -------------
Cash provided by financing activities ......................................        20,718,257
                                                                                 -------------
Decrease in cash ...........................................................            (1,140)
Cash at beginning of period ................................................             1,140
                                                                                 -------------
Cash at end of period ......................................................     $          --
                                                                                 =============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH USED BY
   OPERATING ACTIVITIES:

Net increase in net assets resulting from operations .......................        15,713,390
Net increase in cost of investments ........................................       (34,328,003)
Net increase in unrealized appreciation on investments .....................        (7,951,345)
Increase in interest receivable ............................................        (1,563,745)
Increase in receivable for investments sold ................................          (561,663)
Increase in other assets ...................................................           (18,751)
Increase in payable for investments purchased ..............................         7,838,312
Increase in accrued expenses ...............................................            57,549
Increase in interest payable ...............................................           111,039
Decrease in unrealized depreciation on forward foreign currency exchange
   contracts ...............................................................           (16,180)
                                                                                 -------------
Cash used by operating activities ..........................................     $ (20,719,397)
                                                                                 =============


    The accompanying notes are an integral part of the financial statements.
 -------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Financial Highlights

==============================================================================================================================
------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD (a) AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS AND MARKET PRICE DATA.
------------------------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                               YEARS ENDED OCTOBER 31,
                                            APRIL 30, 1998   -----------------------------------------------------------------
                                                                  1997           1996          1995        1994        1993
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period .......     $ 13.11        $ 15.61         $ 11.20      $ 13.41      $ 16.22      $ 13.45
                                                 -------        -------         -------      -------      -------      -------
Net investment income ......................         .62           1.28            1.59         1.55         1.51         1.53
Net realized and unrealized gain (loss) on
investment transactions ....................         .98            .64            4.32        (2.08)       (2.45)        2.74
                                                 -------        -------         -------      -------      -------      -------
Total from investment operations ...........        1.60           1.92            5.91         (.53)        (.94)        4.27
                                                 -------        -------         -------      -------      -------      -------
Less distributions:
From net investment income .................        (.75)         (1.50)          (1.50)       (1.30)       (1.51)       (1.49)
From net realized gains on investment
  transactions .............................          --          (2.92)             --         (.15)        (.33)        (.01)
In excess of net realized gains ............          --             --              --           --         (.03)          --
Tax return of capital ......................          --             --              --         (.23)          --           --
                                                 -------        -------         -------      -------      -------      -------
Total distributions ........................        (.75)         (4.42)          (1.50)       (1.68)       (1.87)       (1.50)
                                                 -------        -------         -------      -------      -------      -------
Net asset value, end of period .............     $ 13.96        $ 13.11         $ 15.61      $ 11.20      $ 13.41      $ 16.22
                                                 =======        =======         =======      =======      =======      =======
Market value, end of period ................     $ 14.31        $ 12.13(b)      $ 13.88      $ 12.13      $ 13.25      $ 15.63
                                                 =======        =======         =======      =======      =======      =======
TOTAL INVESTMENT RETURN

Per share market value (%) .................       22.23**        19.72           27.93         5.78        (3.52)       15.47
Per share net asset value (%) (c) ..........       11.25**        14.03           55.81        (3.46)       (5.94)       33.69

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ($ millions) .....         136             81              95           67           79           95
Ratio of operating expenses (excluding
  interest) to average daily net assets (%)         1.53*          1.85            1.79         1.96         1.83         2.00
Ratio of operating expenses to average daily
  net assets (%) ...........................        1.73*          2.36            3.28         3.66         3.41         3.42
Ratio of net investment income to average
  daily net assets (%) .....................        8.82*          7.80           11.66        13.59        10.42        10.71
Portfolio turnover rate (%) ................       287.8          362.3           322.3        365.9        161.1         93.3

(a)  Based on monthly average shares outstanding during the period.
(b) Market value of $14.25 has been reduced to reflect a distribution of $2.12 per share, relating to a due bill which entitles individuals who purchase shares prior to November 4, 1997, the ex-date of the dividend, to be reimbursed by the seller in the amount of the distribution.
(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

*  Annualized     ** Not annualized

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date, the Fund was known as The Latin America Dollar Income Fund, and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American Debt Instruments. Financial information prior to November 14, 1997 should not be considered representative of the present Fund.
--------------------------------------------------------------------------------

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Global High Income Fund, Inc. (formerly The Latin America Dollar Income Fund Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio debt securities with original maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money Market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Scudder Global High Income Fund, Inc.
Notes to Financial Statements
================================================================================

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.



DISTRIBUTION OF INCOME AND GAINS. The Fund's policy is to declare and pay distributions to shareholders of substantially all net investment income of the Fund quarterly. Net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.


The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the specific identification method for determining realized gain or loss on investments.

STATEMENT OF CASH FLOWS. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at April 30, 1998. Significant non-cash activity resulting from the acquisition of Scudder World Income Opportunities Fund has been excluded from the Statement of Cash Flows (see Note F).

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to segregate cash or liquid obligations having a value not less than the repurchase price. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the value of the securities the Fund is obligated to repurchase.

OTHER. Portfolio securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All discounts are accreted for both tax and financial reporting purposes.


B. PURCHASES AND SALES OF SECURITIES

During the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $208,890,645 and $165,392,678, respectively. The aggregate face value of futures contracts opened during the period ended April 30, 1998 was $1,441,244.

C. RELATED PARTIES

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Adviser a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the six months ended April 30, 1998, the fee pursuant to such agreements amounted to $770,083.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $34,669.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $63,206, of which $10,105 is unpaid at April 30, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, provides shareholder communications services for the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SSC aggregated $8,750.

D. BORROWINGS

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. At April 30, 1998, the Fund had outstanding reverse repurchase agreements as follows:

                                 VALUE OF ASSETS SOLD                                        WEIGHTED
                                   UNDER AGREEMENT                 REPURCHASE                 AVERAGE
             MATURITY               TO REPURCHASE                   LIABILITY              INTEREST RATE
          ---------------    -----------------------------     --------------------     --------------------

              Demand                 $40,531,190                   $39,587,800                 4.54%

Securities subject to repurchase under reverse repurchase agreements are designated in the Investment Portfolio. The average daily balance of reverse repurchase agreements outstanding during the period ended April 30, 1998 was $5,835,106.

E. INVESTING IN EMERGING MARKETS

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

F. ACQUISITION OF ASSETS

On November 14, 1997, substantially all of the assets and liabilities of Scudder World Income Opportunities Fund ("SWIOF") were acquired by the Fund in a non-taxable exchange of 3,496,614 shares of the Fund (valued at $45,594,929). The net assets of SWIOF acquired included unrealized depreciation of $2,809,625.

Scudder Global High Income Fund, Inc.
Report of Independent Accountants
================================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER GLOBAL HIGH INCOME FUND,
INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at April 30, 1998, the results of its operations, of cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
June 17, 1998

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 5 days after or 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw

Scudder Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, (617) 328-5000, ext. 6406.

Scudder Global High Income Fund, Inc.
Investment Manager
================================================================================
Investment Manager and Administrator

   The investment manager and administrator of Scudder Global High Income Fund, Inc. (the "Fund") is Scudder Kemper Investments, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been active in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include thirteen other open-end investment companies which invest worldwide.

   In addition to the Fund, Scudder also manages the assets of six other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The Korea Fund, Scudder New Asia Fund, Scudder New Europe Fund, and Scudder Spain and Portugal Fund.

Scudder Global High Income Fund, Inc.
Directors and Officers
================================================================================
LYNN S. BIRDSONG*
    President, Chairman of the Board,
    and Director

ROBERT J. CALLANDER
    Director

GEORGE M. LOVEJOY, JR.
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

ROBERT J. BOYD
    Honorary Director

SUSAN E. DAHL*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

M. ISABEL SALTZMAN*
    Vice President

JERARD K. HARTMAN*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Vice President, Treasurer, and Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Assistant Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.